UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2006

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 27, 2006, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the “Seller”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with Chase Bank USA, National Association, as owner trustee, relating to the Navistar Financial 2006-BOA Owner Trust (the “Trust”), a Delaware statutory trust created on January 25, 2006. On February 27, 2006, the Seller and the Trust, entered into a Pooling Agreement, a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred to the Trust. On February 27, 2006, the Trust sold Floating Rate Asset Backed Notes, Series 2006-BOA, Class A , Class B and Class C (the “Notes”), having an aggregate maximum principal amount of $750,000,000. The Notes were issued pursuant to an Indenture, dated as of February 27, 2006, between the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. On February 27, 2006, the Notes were sold to Bank of America, N.A. a national banking association (the “Bank of America”), as agent to the investors, pursuant to a Note Purchase Agreement, by and among the Seller, Navistar Financial Corporation, as servicer, Bank of America, as agent for the investors, administrator and as an alternate investor, Kitty Hawk Funding Corporation, as the conduit investor, and the other alternate investors from time to time party thereto, a copy of which is filed as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Note Purchase Agreement, dated as of February 27, 2006, among Navistar Financial Retail Receivables Corporation, as seller, Navistar Financial Corporation, as servicer, Bank of America, N.A., a national banking association, as agent for the investors, administrator and as an alternate investor, Kitty Hawk Funding Corporation, as the conduit investor, and the other alternate investors from time to time party thereto.

Exhibit 10.2	Pooling Agreement, dated as of February 27, 2006 between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2006-BOA Owner Trust, as issuer.

Exhibit 10.3	Indenture, dated as of February 27, 2006, between Navistar Financial 2006-BOA Owner Trust, as issuer, and The Bank of New York, as indenture trustee.

Exhibit 10.4	Trust Agreement, dated as of February 27, 2006, between Navistar Financial Retail Receivables Corporation, as seller, and Chase Bank USA, National Association, as owner trustee.

Exhibit 10.5	Purchase Agreement, dated as of February 27, 2006, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.6	Servicing Agreement, dated February 27, 2006, among Navistar Financial Retail Receivables Corporation, The Bank of New York, as indenture trustee, Navistar Financial 2006-BOA Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

/s/ John V. Mulvaney, Sr.
By:	John V. Mulvaney, Sr.
Its:	Vice President and Controller (Principal Accounting Officer)

Date: April 5, 2006

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Note Purchase Agreement, dated as of February 27, 2006, among Navistar Financial Retail Receivables Corporation, as seller, Navistar Financial Corporation, as servicer, Bank of America, N.A., a national banking association, as agent for the investors, administrator and as an alternate investor, Kitty Hawk Funding Corporation, as the conduit investor, and the other alternate investors from time to time party thereto.

Exhibit 10.2	Pooling Agreement, dated as of February 27, 2006 between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2006-BOA Owner Trust, as issuer.

Exhibit 10.3	Indenture, dated as of February 27, 2006, between Navistar Financial 2006-BOA Owner Trust, as issuer, and The Bank of New York, as indenture trustee.

Exhibit 10.4	Trust Agreement, dated as of February 27, 2006, between Navistar Financial Retail Receivables Corporation, as seller, and Chase Bank USA, National Association, as owner trustee.

Exhibit 10.5	Purchase Agreement, dated as of February 27, 2006, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.6	Servicing Agreement, dated February 27, 2006, among Navistar Financial Retail Receivables Corporation, The Bank of New York, as indenture trustee, Navistar Financial 2006-BOA Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.